EXHIBIT 10.31
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LICENSE AGREEMENT
     This License Agreement (along with all schedules and exhibits hereto, the “Agreement”) is made and entered into as of the last date of execution appearing on the signature page hereto (the “Effective Date”), by and between Encore Medical, L.P., a Delaware limited partnership, having its principal place of business in Austin, Texas (“ENCORE”) and MAKO Surgical Corp., a Delaware corporation, having its principal place of business in Ft. Lauderdale, Florida (“MAKO”). ENCORE and MAKO are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
Recitals
     WHEREAS, ENCORE has developed a certain Implant and System (each as defined below) to which MAKO seeks certain rights;
     WHEREAS, ENCORE and MAKO entered into (a) that certain Letter of Intent, dated December 11, 2006 (“LOI”) in which ENCORE agreed to grant to MAKO an exclusive, worldwide license to certain rights relating to the System when used in connection with the HGS (defined herein) (the “MAKO Field”), and (b) that certain mutual Nondisclosure Agreement, by and between the Parties, dated December 11, 2006 (the “NDA,” attached hereto as Exhibit A and incorporated herein by reference);
     WHEREAS, MAKO desires to be the exclusive licensee of the rights relating to the System in the MAKO Field and ENCORE is willing to license MAKO those rights under the terms and conditions of this Agreement;
     WHEREAS, ENCORE and MAKO have concurrently entered into that certain Supply Agreement (“Supply Agreement”), by which ENCORE agrees to supply to MAKO commercial quantities of the System for resale during the Transition Period (as defined below) for use with the MAKO Haptic Guidance SystemTM (“HGS”) as either an ENCORE or MAKO private labeled product under ENCORE’s Premarket Notification 510(k) (the “Encore 510(k)”), under the terms and conditions of the Supply Agreement;
     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and undertakings set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I.
Definitions
     The terms of the recitals and preamble are incorporated herein by reference.
     1.1 An “Affiliate” of a Party means an entity directly or indirectly Controlling, Controlled by or under common Control with that Party, for the time during which such Control exists.

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     1.2 “Control” means the ownership or control, directly or indirectly, of more than fifty percent of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the date of this Agreement or hereafter during the Effective Period of this Agreement.
     1.3 “Effective Date” has the meaning given in the preamble.
     1.4 “Effective Period” has the meaning given to in Section 8 1.
     1.5 “Implant” as used in both a singular and plural context, means the E.P.I.K. Unicondylar Knee System and all components thereof, including the femoral component, tibia base plate and poly inserts developed by ENCORE and used for a single procedure.
     1.6 “Licensed Implant Methods” means surgical techniques and processes for implanting the Implant and using associated medical instruments and equipment.
     1.7 “Licensed Technical Information” means specifications and technical documents relating to the manufacture, operation, use and implantation of the Implant (including all prior versions and the most current version of it) that are in the possession of ENCORE or its employees, representatives or agents on or before the Effective Date including, without limitation, FDA design control documents DHF, DMR (design requirement and criteria, specified requirements, V&V, design transfer), clinical data and implant follow-ups and manufacturing specifications and know-how.
     1.8 “Licensed IP Rights” means all patents, copyrights, proprietary rights in the Licensed Technical Information and similar industrial and intellectual property rights throughout the world that pertain to the existing System design as of the Effective Date and that are owned by ENCORE or that ENCORE has the right to license as of the Effective Date.
     1.9 “Licensed Product” shall mean the System or any 510(k) unicondylar knee system developed by MAKO under the License, or any part thereof.
     1.10 “Net Sales” shall mean the amount invoiced on sales (regardless of uncollectible accounts) of Licensed Product and/or services using Licensed Processes after deducting, if not already deducted in the amount invoiced (a) trade and/or quantity discounts; (b) credits on returns, recalls, allowances; (c) commissions paid (but not in excess of amounts that are usual and customary in medical device industry); (d) taxes, excises and other governmental charges, and (d) outbound transportation, shipping, and handling costs.
     1.11 “System” means the Implant and related instrumentation, the Licensed Technical Information and related know-how.
     1.12 “Transition Period” means the period outlined in Section 3.1.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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ARTICLE II.
Grant of License
     2.1 Grant of License to MAKO. Subject to all of the terms and conditions of this Agreement, ENCORE grants to MAKO a non-transferable (except as expressly permitted under Section 9.1), exclusive (even as to ENCORE), royalty-bearing, non-terminable and irrevocable (except as expressly provided in this Agreement) worldwide license to certain rights relating to the Licensed IP Rights in connection with the HGS,
     (a) to make, have made, use, offer for sale, sell, and import the System in connection with the use of the HGS as either an ENCORE or MAKO private labeled product under the Encore 510(k), under the terms and conditions of this Agreement including, without limitation, the implant instruments, surgical techniques, production knowledge and know-how and access to production processes (until such time as MAKO has developed the capabilities to produce the System independently); provided, however, that MAKO shall not make or have made the System under the Encore 510(k);
     (b) to use, disclose, reproduce, distribute, display, perform, and prepare derivatives of Licensed Technical Information in connection with developing and manufacturing the System, and to authorize others to do so on behalf of MAKO or its Affiliates for the System to be sold by MAKO or its Affiliates;
     (c) to use, disclose, reproduce, distribute, display, perform, and prepare derivatives of and improvements to the Licensed Technical Information in connection with selling, distributing, implanting, testing and using the System, and to authorize others to do so; and
     (d) to use the Licensed Implant Methods and to authorize others to use the Licensed Implant Methods, in connection with the System.
Certain of the Licensed Technical Information and the Licensed Implant Methods are proprietary and confidential information of ENCORE. The rights granted MAKO in Sections 2.1(b), (c) and (d), above, shall be used solely in exercising MAKO’s rights under Section 2.1(a) and MAKO shall continue to protect ENCORE’s proprietary and confidential information in accordance with the NDA, which shall apply to all Licensed Technical Information and Licensed Implant Methods.
     2.2 Sublicensing. The license granted to MAKO under Section 2.1 does not include any right of MAKO to grant sublicenses without the consent of ENCORE, except that, without limiting the scope of Section 2.1, MAKO may grant limited, non-transferable sublicenses, under the Licensed IP Rights: (i) to its vendors or manufacturers for the sole and limited purposes of having components made, and/or the System assembled on behalf of MAKO; (ii) to its sales representatives, distributors and other sales agents to market and sell the System; (iii) to medical and professional organizations and support staff to use the System in connection with implanting the Implant and patient care; and (iv) to Affiliates, provided, however, that should any such Affiliate have a then-available product directly competitive to the System, other than the Stelkast Unicondylar Knee System or the total modular knee system currently under development by

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MAKO, either Party may provide the other with written notice of its decision to terminate this Agreement nine (9) months from the date of delivery of such notice. For the avoidance of doubt, a total knee system consisting of two unicondylar implants used for total knee replacement shall not be considered directly competitive to the System.
     2.3 No Other Licenses; No Assignments. Other than the license expressly set forth above, neither Party is granting to the other any license or sublicense, whether by implication, estoppel or otherwise. Except as otherwise expressly stated, nothing in this Agreement is intended to transfer title to or other ownership interest in any intellectual property tight.
     2.4 Right to Manufacture. At any time following MAKO’s receipt of its own Premarket Notification 510(k) (a “MAKO 510(k)”), MAKO shall have the right (a) in its sole discretion, to choose the manufacturer of the System other than ENCORE at any time based on MAKO’s production needs and (b) to manufacture the System itself for use with the HGS using MAKO’s preferred suppliers as a MAKO product.
ARTICLE III.
Transfer of Information, Assistance and Ownership
     3.1 Technical Assistance. ENCORE will provide MAKO, on a commercially reasonable basis and in accordance with Schedule I, technical support during the period from the Effective Date until the date on which MAKO is able to make or have made the Implant without the assistance of ENCORE and sell the System independently, under its own label, with all necessary regulatory approvals in the United States (the “Transition Period”).
     3.2 Clinical Training, Data and Support. During the Transition Period, ENCORE will use commercially reasonable efforts to provide MAKO or its designees, at MAKO’s reasonable expense and in accordance with Schedule I, necessary initial training by qualified ENCORE personnel, concerning the System in the areas of engineering, sales, marketing, clinical and regulatory, and manufacturing (the “Necessary Training”). The Necessary Training shall include, without limitation, training in technical areas (design and manufacturing), clinical training, and marketing training, and shall include the transfer of all documentation and literature associated with the same. ENCORE shall provide MAKO with reasonable opportunity to observe on five (5) separate occasions (at no charge) the current System surgical technique as practiced in clinical cases. During the Transition Period, ENCORE will provide MAKO with any new clinical data and follow-ups on the use of the System as are available to ENCORE and not previously provided to MAKO.
     3.3 Regulatory Matters.
     (a) FDA Approval. MAKO may sell the System under the ENCORE 510(k) until MAKO receives a MAKO 510(k). ENCORE will use commercially reasonable efforts to assist MAKO in applying for and obtaining a MAKO 510(k) and a corresponding CE marking for the System by providing MAKO with all the required technical information and appropriate documentation including, without limitation, Licensed Technical Information, clinical data, a complete copy of any regulatory filing for the System created by ENCORE and existing as of the Effective Date, and all

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specifications which are in ENCORE’s possession. Any other relevant assistance shall be provided to MAKO by ENCORE on a commercially reasonable basis and in accordance with Schedule I. In addition, ENCORE shall transfer to MAKO electronic CAD data and electronic editable copies of all regulatory submissions and technical files existing as of the date of the Closing of the latest System that could be then transferred to production or be used for the purpose of design changes and future improvements by MAKO. CAD files existing as of the Closing shall be transferred in a mutually agreed upon format.
     (b) Complaints. Each Party agrees and covenants to notify and forward to the other within forty-eight hours of initial receipt any Complaint (as such term is defined in such Complaint-receiving Party’s quality system) received related to the System. ENCORE agrees and covenants that it shall inform MAKO immediately of any potential MDR noted during any complaint investigation and that ENCORE shall be solely responsible for System advisory notices, recalls, EC vigilance, end-user customer complaints, MDR determinations, and post-production monitoring.
     (c) Corrective/Preventive Action. Each Party agrees and covenants that it will inform the other Party within forty-eight hours of any corrective/preventive action related to the System. This notice will include the corrective action plan to address the root cause.
     (d) Adverse Experience Reports. Each Party agrees and covenants to provide to the other, within twenty-four hours of the initial receipt, any report of any serious adverse experience with respect to the System. Serious adverse experience means any experience that suggests a significant hazard, contraindication, side effect or precaution, or any experience that is fatal or life threatening, is permanently disabling, or requires or prolongs inpatient hospitalization.
     (e) Communications. For so long as the Supply Agreement remains in force between the Parties, any Party receiving a communication of any kind pertaining to the System from a regulatory authority will promptly provide to the other Party copies of any such communication. Each Party agrees and covenants that it shall promptly notify the other Party of the receipt of any FDA Form 483 Report on Inspectional Observations or equivalent notice from any regulatory authority which affects the System. Such notice will include the corrective action plan to remedy the deficiency.
     3.4 Ownership of System IP and Other Intellectual Property. ENCORE does and shall own all right, interest and title in the intellectual property embodied in the System (collectively, “System IP”) existing as of the date of the Effective Date. MAKO shall own all right, interest and title to any improvements made by MAKO to the System IP, which shall be, and hereby is, licensed back to ENCORE on a royalty-free, world-wide, non-exclusive basis for use outside of the MAKO Field. MAKO shall own all rights, interests and title to any intellectual property (a) generated during the integration of the System for use with the HGS (other than any improvement to System IP) and (b) owned by MAKO and existing prior to the Effective Date. MAKO’s technology in the surgical robotics, image guidance, and software is owned by MAKO and shall be expressly excluded from the terms of this Agreement.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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ARTICLE IV.
Publicity and Confidentiality
     4.1 Confidentiality of Agreement. The terms, but not the existence, of this Agreement and the licenses granted herein will be treated as Proprietary Information (as such term is defined in the NDA) by the Parties, and neither Party may disclose such terms to any third party without the prior written consent of the other Party, except as follows:
     (a) Each Party may represent to third parties that MAKO has been granted a license to the System as provided by this Agreement
     (b) Each Party may (i) disclose this Agreement and its terms to potential acquirers of, investors in or lenders to such Party (including any representatives of the Parties in such transaction), or disclosures reasonably necessary in connection with the divestiture, merger, transfer or sale of all or any portion of a Party’s respective businesses, but only if such disclosure is made pursuant to a written confidentiality agreement binding upon such potential acquirer, investor, lender or other party, which obligates such party not to disclose and to take reasonable precautions against unauthorized disclosure of the Agreement and its terms; (ii) disclose this Agreement and its terms in any arbitration, mediation or other official dispute resolution procedure pursuant to a written confidentiality agreement binding upon the parties, which obligates such parties not to disclose and to take reasonable precautions against unauthorized disclosure of the Agreement and its terms; (iii) disclose this Agreement and its terms to its professional advisors who are under an ethical obligation of confidentiality in order to comply with, or determine compliance with, any law, rule, regulation, or accounting or similar requirement; and (iv) disclose this Agreement and its terms, in response to a judicial or governmental request, requirement or order, or as required by law, including any securities laws, on the condition that such Party provides the other Party with sufficient prior notice in order to contest such request, requirement or order or seek protective measures.
     4.2 Publicity and Trademarks. Nothing in this Agreement is intended nor shall be construed as conferring upon either Party or its Affiliates any right to include in advertising, packaging or other commercial activities related to the Implant, any reference to the other Party (or any of its Affiliates), its trade names, trademarks or service marks in a manner which would be likely to cause confusion or to indicate that the Implant is in any way certified by the other Party hereto or its Affiliates.
ARTICLE V.
Payments
     5.1 License Fee. In full consideration for the license granted by ENCORE to MAKO and the transfer of Licensed Technical Information, MAKO shall pay to ENCORE the following:
     (a) a $[***] License Fee upon execution by both Parties of this Agreement;

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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(b) a running royalty of [***] percent ([***]%) (“Running Royalty”) of the Net Sales of any Licensed Product sold in the MAKO Field during any calendar quarter, payable quarterly in arrears, within thirty (30) days following the end of each quarter in which such Running Royalty is earned; and
     (c) during the Effective Period, within thirty (30) days of each of the three consecutive anniversaries following the Effective Date of the Agreement (each a “Minimum Royalty Payment Date”), the following amounts (each a “Minimum Royalty”) less all Running Royalties accrued during the prior 365-day period:
(i)	First Minimum Royalty Payment Date: $[***]

(ii)	Second Minimum Royalty Payment Date: $[***]

(iii)	Third Minimum Royalty Payment Date: $[***]
     5.2 Audit Rights. MAKO shall maintain accurate books and records with respect to the Licensed Products such that the payments due and payable set forth in Section 5.1 can be ascertained. Such books and records shall be maintained at MAKO’s principal place of business for a period of at least three (3) years; and, such portions as are relevant to the subject matter of this Agreement, shall be available for inspection by ENCORE or its representative(s) during the normal business day upon not less than ten (10) days’ prior written notice, provided that ENCORE or its representatives) agree to protect any confidential information of MAKO and not unduly interfere with MAKO’S business. Any such inspection shall not be more frequent than annually. In the event that such inspection determines that the amount of payments paid to ENCORE was in error by more than five percent (5%), MAKO shall pay the costs of the inspection.
ARTICLE VI.
Representations, Warranties and Covenants
     6.1 ENCORE Representations. ENCORE represents, warrants and covenants to MAKO as to the following as of the Effective Date:
     (a) The execution, delivery and performance by ENCORE of this Agreement does not breach any term or provision of or constitute a default under any material indenture, mortgage, deed of trust, contract, agreement, lease or other commitment or instrument to which ENCORE is a party or by which ENCORE or its assets or properties are bound, do not conflict with any provision of the articles of incorporation or bylaws of ENCORE and do not constitute an event which, with the lapse of time or action by a third party, could result in any default under any of the foregoing.
     (b) ENCORE has full power, authority and legal right to enter into this Agreement and grant the licenses and rights set forth in this Agreement and has not made, and will not make, any commitments to others inconsistent with or in derogation of such rights. Upon execution and delivery by ENCORE of this Agreement it will be a valid and binding obligation of ENCORE, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws

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affecting the rights of creditors generally. Notwithstanding the foregoing, no representation or warranty is made regarding the availability of equitable remedies.
     (c) The manufacture, sale and use of the System and the use of Licensed Technical Information as permitted by this Agreement, will not infringe the patents or copyrights of, or misappropriated information of, a third party.
     (d) ENCORE has the requisite institutional knowledge and commercially adequate expertise to provide the Necessary Training it is offering and/or pledging to provide to MAKO under this Agreement.
     (e) ENCORE has obtained the Encore 510(k) and the CE mark to sell the System and hereby permits MAKO to sell the System under the Encore 501(k) and the CE mark.
     (f) ENCORE maintains adequate product liability insurance covering the System, as would be acquired and maintained by a reasonable and prudent businessperson carrying on a similar line of business, but in no case for an amount of less than Four Million Dollars ($4,000,000) per claim and/or Five Million Dollars ($5,000,000) in the aggregate (“Adequate Insurance”). Such Adequate Insurance shall at all times during the Effective Period and for not less than three (3) years thereafter include all vendors of the System.
     6.2 MAKO Representations and Warranties. MAKO represents and warrants the following:
     (a) The execution, delivery and performance by MAKO of this Agreement does not breach any term or provision of or constitute a default under any material indenture, mortgage, deed of trust, contract, agreement, lease or other commitment or instrument to which MAKO is a party or by which MAKO or its assets or properties are bound, do not conflict with any provision of the articles of incorporation or bylaws of MAKO and do not constitute an event which, with the lapse of time or action by a third party, could result in any default under any of the foregoing.
     (b) MAKO has full power, authority and legal right to enter into this Agreement. Upon execution and delivery by MAKO of this Agreement it will be a valid and binding obligation of MAKO, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally. Notwithstanding the foregoing, no representation or warranty is made regarding the availability of equitable remedies.
     (c) MAKO maintains Adequate Insurance. Such Adequate Insurance shall at all times during the Effective Period and for not less than three (3) years thereafter insure ENCORE, its Board of Directors, officers, employees, agents and consultants as additional insureds.
     (d) MAKO shall not make any material misrepresentation about the System or ENCORE or otherwise disparage the System or ENCORE. For the avoidance of doubt,

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the Parties agree and recognize that factual statements made by MAKO concerning competitive advantages of implant systems offered by MAKO other than the System, including, without limitation, the Stelkast Unicondylar Knee System or the total modular knee system currently under development by MAKO shall not be deemed to have violated this Section 6.2(d).
     (e) For so long as MAKO shall sell the System under the Encore 510(k), MAKO shall not utilize any promotional material prepared by it with respect to any of the System or the Products without obtaining the prior written approval thereof’ from ENCORE which shall not be unreasonably delayed or withheld. If at any time MAKO shall sell the System under a MAKO 510(k), MAKO shall not utilize any promotional materials prepared by it containing any ENCORE trade names, trademarks, service marks, or copyrighted material without obtaining the prior written approval thereof from ENCORE which shall not be unreasonably delayed or withheld.
     6.3 Disclaimers.
     (a) Other than the representations, warranties and covenants expressly made in this Agreement, neither Party, nor any of its Affiliates, make any representations or extend any warranties of any kind, express or implied. ENCORE and MAKO each disclaim all implied warranties including without limitation warranties of merchantability, fitness for a particular purpose, and non-infringement.
     (b) EXCEPT IN CONNECTION WITH INDEMNIFICATION FOR DAMAGES AWARDED FOR THIRD PARTY CLAIMS OF PERSONAL INJURY PURSUANT TO ARTICLE VII, INFRINGEMENT ACTIONS, OR AS EXPRESSLY PROVIDED ELSEWHERE IN THIS AGREEMENT, IN NO EVENT WILL MAKO OR ENCORE BE LIABLE FOR ANY PUNITIVE, INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.
ARTICLE VII.
Indemnification
     7.1 ENCORE Indemnification. ENCORE agrees to indemnify in respect of, and hold MAKO and its officers, directors, employees and agents (the “MAKO Indemnified Parties”) harmless against any and all damages, claims, deficiencies, losses, including taxes, and all expenses (including, without limitation, interest, penalties, and reasonable attorneys’ and accountants’ fees and disbursements but reduced by any tax savings, benefits or offsets to which the indemnified party shall be entitled directly or indirectly by reason thereof) (collectively “Damages”) resulting from (a) any misrepresentation, breach of warranty, or failure to perform any covenant or agreement on the part of ENCORE or its employees, agents or representatives under this Agreement; (b) personal injuries and/or deaths from the use of products manufactured, produced, sold or marketed by ENCORE or its employees, agents or representatives, except if sold to MAKO unless such products, when delivered to MAKO, failed to meet the Specifications,

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as defined in the Supply Agreement (in each such case, a “Non-Conforming Product”); or (c) any negligent or fraudulent act or willful misconduct of ENCORE or its employees, agents or representatives. ENCORE’s liability under this Section 7.1 shall be reduced to the extent that any such Damages were caused by (i) the negligence or culpability or willful misconduct of the MAKO Indemnified Parties, (ii) the failure of MAKO or its employees, agents or representatives to perform their duties under this Agreement, or (iii) a change made to any such products after having been manufactured by ENCORE.
     7.2 MAKO Indemnification. MAKO agrees to indemnify in respect of, and hold, ENCORE and its officers, directors, employees and agents (the “ENCORE Indemnified Parties”) harmless against any and all Damages resulting from (a) any misrepresentation, breach of warranty, or failure to perform any covenant or agreement on the part of MAKO or its employees, agents or representatives under this Agreement; (b) personal injuries and/or deaths from the use of products manufactured, produced, sold or marketed by MAKO or its employees, agents or representatives, except for use of a Non-Conforming Product, unless MAKO knew or should have known, through reasonable diligence, that a product causing such personal injuries and/or deaths was a Non-Conforming Product; or (c) any negligent or fraudulent act or willful misconduct of ENCORE or its employees, agents or representatives. MAKO’s liability under this Section 7.2 shall be reduced to the extent that any such Damages were caused by (i) the negligence or culpability or willful misconduct of the ENCORE Indemnified Parties; or (ii) the failure of ENCORE or its employees, agents or representatives to perform their duties under this Agreement.
ARTICLE VIII.
Term, Termination and Expiration
     8.1 Term. This Agreement will become effective as of the Effective Date and will continue until terminated (the “Effective Period”) according to its terms or until expiration of all Licensed IP Rights.
     8.2 Termination.
     (a) MAKO may voluntarily terminate this Agreement upon thirty (30) days written notice to ENCORE;
     (b) In the event of any breach or default by one Party in any of the terms or conditions of this Agreement, and such defaulting Patty has not cured such default within thirty (30) days after written notice from the non-defaulting Party of such default, the non-defaulting Party may immediately terminate this Agreement by giving written notice to the defaulting Party.
     (c) At any time following closing of any transaction or series of transactions resulting in Control of MAKO by an entity with a then-available product directly competitive to the System, either Party may provide the other with written notice of its decision to terminate this Agreement nine (9) months from the date of delivery of such notice.
     (d) ENCORE may immediately terminate this Agreement in the event of:

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     (i) any material misrepresentation or disparagement by MAKO of the System or ENCORE as described in Section 6.2(d), of materially adverse effect to Encore and/or the market for the System, which cannot be cured, in Encore’s reasonable discretion;
     (ii) Any assignment for the benefit of creditors or offer to make an extension to creditors by MAKO; the insolvency (as “insolvent” is defined in Section 1-201 of the Texas Uniform Commercial Code) of MAKO; the commencement of any proceeding under any bankruptcy laws by MAKO or against MAKO’s business; or any transfer (either voluntary or involuntary) of a substantial part of MAKO’s property or assets other than in the ordinary course of business; or
     (iii) (1) The imposition of any sanctions against MAKO within the meaning of Social Security Act Section 1128A or any amendments thereof; (2) actions by MAKO, or any of MAKO’s employees, agents, representatives, owners, or contractors, that result in a violation the federal Stark Law, federal False Claims Act, federal Anti-Kickback Statute, federal Health Insurance and Portability Act provisions, federal Civil Money Penalties Statute, or similar state laws; or (3) any debarment, exclusion or suspension of MAKO or any of MAKO’s employees, agents, representatives, owners, or contractors from participation in any federal or state health care program.
     8.3 Rights under Termination. In the event of termination under this Section 8, MAKO shall pay ENCORE within thirty (30) days of the termination for all sums under Sections 5.1(a) and (b), whether such sums are due before, on or after the effective date of such termination. In the event of a termination of this Agreement other than by MAKO pursuant to Section 8.2(b), the Minimum Royalty that would have been due following the period during which such termination occurred, if any, shall be payable on a pro-rated basis for that number of days from the prior Minimum Royalty Payment Date to the termination date, less all Running Royalties accrued for that same period. In such a case, payment of the Minimum Royalty, if any, shall be made within thirty (30) days of the termination date. MAKO will also (a) return all Licensed Technical Information transferred from ENCORE, and will erase any copies or files existing in the MAKO system and (b) be prohibited from using any of the Licensed Technical Information disclosed by ENCORE for any purpose whatsoever.
     8.4 Survival. Any provisions of this Agreement, which by their nature extend beyond the Effective Period, shall survive any termination of the Agreement.
ARTICLE IX.
Miscellaneous Provisions
     9.1 Assignment. This Agreement shall not be assignable by either Party absent the written consent of the other Party, except that no such consent will be required for succession by merger, consolidation, sale of all or substantially all of the assets, or change of control of a Party, but only if the assignee, successor or surviving entity agrees to be bound in writing to all of its terms and conditions. This Agreement will be binding on successors in interest and permitted

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assigns. An assignment other than as expressly permitted by this Section 9.1 will be void and shall constitute a breach of this Agreement.
     9.2 Notices. All notices and other communications which are required or which may be given under the provisions of this Agreement will be in writing and may be delivered (a) personally, (b) expedited delivery service with proof of delivery or (c) sent by United States Mail, postage prepaid, registered or certified, return receipt requested, addressed as follows:

If to ENCORE:	Encore Medical, L.P.
9800 Metric Boulevard
Austin, Texas 78758
Attention: General Counsel

If to MAKO:	MAKO Surgical Corp.
2555 Davie Road
Ft. Lauderdale, FL 33317
Attention: General Counsel
or to such other address designated by the Parties as provided above. Any such notice will be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein.
     9.3 Choice of Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, EXCLUSIVE OF ITS CONFLICTS OF LAW PRINCIPLES.
     9.4 Captions. The captions, headings, and arrangements used in this Agreement are for convenience only and do not in any way affect, limit, amplify, or modify its terms and provisions.
     9.5 No Strict Construction. This Agreement is the result of substantial negotiations among the Parties and their counsel and has been prepared by their joint efforts. Accordingly, the fact that counsel to one Party or another may have drafted this Agreement, or any portion of this Agreement, is immaterial and this Agreement will not be strictly construed against any Party.
     9.6 Severability and Reformation. Wherever possible, each provision of this Agreement will be interpreted in such manner as to be effective. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision will be fully severable and this Agreement will be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement will remain in full force and effect. Furthermore, in lieu of each such illegal, invalid, or unenforceable provision, there will be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid, and enforceable; provided, however, that, if any such change will materially diminish the practical realization of the benefits intended to be conferred to any Party to this Agreement, such

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY
Party may terminate this Agreement upon written notice to the other Party within 30 days after learning such change has been effected.
     9.7 Consents; Waivers. Any consent or approval required as a condition to an action under this Agreement will be effective only (a) if in writing and signed by the Party whose consent is sought, (b) with respect to the specific matter made the subject to such consent or approval (and no other matter), and (c) for the specific instances) expressly set forth in such consent or approval (and no earlier or subsequent instance(s). Any Party may waive any condition, covenant, term, or provision of this Agreement, but any such waiver will be effective only (a) if in writing and signed by the Party sought to be bound by such waiver, (b) with respect to the specific condition, covenant, term, or provision expressly made the subject to such waiver (and no other condition, covenant, term, or provision), and (c) for the specific instance(s) expressly set forth in such waiver (and no earlier or subsequent instances). Without limiting the foregoing sentence, none of the following will constitute a waiver of the rights of a Party to this Agreement to demand exact compliance with the conditions, covenants, terms, and provisions of this Agreement: (a) a failure of such Party to exercise any power reserved to it in this Agreement; (b) a failure of such Party to insist upon compliance by any other Party to this Agreement with any condition, covenant, term, or provision in this Agreement; (c) a delay, forbearance, or omission of such Party to exercise any power; or (d) any custom or practice of the Parties at variance with the terms of this Agreement. The consent or approval of any Party to this Agreement with respect to the act of any other Party to this Agreement will not be deemed to waive or render unnecessary consent to or approval of any subsequent similar act. Subsequent acceptance by a Party to this Agreement of any performance due to it under this Agreement will not be deemed to be a waiver by such first Party of any preceding breach by any other Party of any terms, provisions, covenants, or conditions of this Agreement. No act or conduct of or by MAKO under this Agreement, including any payment of a royalty, shall be evidence, or deemed an admission or suggestion, that any product manufactured, licensed, or distributed by MAKO infringes the Licensed IP Rights or any other intellectual property right.
     9.8 Force Majeure. Neither Party will be in default or otherwise liable for any delay in or failure of its performance under this Agreement if such delay or failure arises by any reason beyond its reasonable control, including any act of God, any acts of the common enemy, the elements, earthquakes, floods, fires, epidemics, riots, failures or delay in transportation or communications, or any act or failure to act by the other Party or such other Party’s employees, agents, or independent contractors or representatives; provided, however, that lack of funds will not be deemed to be a reason beyond a Party’s reasonable control. The Parties will promptly inform and consult with each other as to any of the above causes that, in their judgment, may or could be the cause of a delay in the performance of this Agreement.
     9.9 Legal Costs. Each of the Parties will be responsible for its own expenses, including legal and accounting fees of advisors, incurred in connection with the negotiation and preparation of this Agreement.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY
     9.10 Dispute Resolution.
     (a) ENCORE and MAKO will attempt to settle any claim or controversy arising out of this Agreement through consultation and negotiation in good faith and in a spirit of mutual cooperation.
     (b) In the event that, after reasonable consultation, but within 30 days, the Parties are unable to reach agreement, any claim or controversy shall be settled by arbitration administered by the American Arbitration Association under its then current Commercial Arbitration Rules in New York, New York, before a single arbitrator and ,judgment on any award rendered by or finding of the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall have the authority to award actual money damages (with interest on unpaid amounts from the date due), temporary injunctive relief, and reasonable attorney’s fees and expenses, but, the arbitrator shall not have the authority to award exemplary or punitive damages, and the Parties expressly waive any claimed right to such damages. The costs of arbitration shall be borne by the Parties in accordance with the award of the arbitrator. If a Party fails to proceed with arbitration, unsuccessfully challenges the arbitration award, or fails to comply with the arbitration award, the other Party is entitled to costs, including reasonable attorney’s fees, for having to compel arbitration or defend or enforce the award. Except as otherwise required by law, the Parties agree to maintain and to cause the arbitrator to maintain as Proprietary Information, all information, documents and other data of any kind or nature whatsoever obtained during the arbitration process, including the fact that such arbitration is being undertaken and the final award of the arbitrator.
     9.11 Integration. This Agreement sets forth the entire agreement and understanding between the Parties as to the subject matter hereof and merges all prior discussions between them including, without limitation, the LOI; provided, however, that for the avoidance of doubt, this Agreement shall not affect the Patties’ obligations under the Supply Agreement. Neither of the Patties shall be bound by any warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or in a writing signed with or subsequent to execution hereof by an authorized representative of the Party to be bound thereby.
     9.12 No Partnership. Neither this Agreement, not any terms and conditions contained herein, will be deemed or construed to create a partnership, joint venture, other form of business enterprise or association or cooperative arrangement, agency relationship, or franchise relationship between the Parties or otherwise to create any liability for either Party whatsoever with respect to the indebtedness, liabilities, and obligations of the other Party.
     9.13 Counterparts. This Agreement may be executed in any number of counterparts and will be effective when each Party to this Agreement has executed at least one counterpart, with the same effect as if all signing Parties had signed the same document. All counterparts will be construed together and evidence only one agreement, which, notwithstanding the actual date of execution of any counterpart, will be deemed to be dated the day and year first written above. In making proof of this Agreement, it will not be necessary to account for a counterpart executed by any Party other than the Party against whom enforcement is sought or to account for more than one counterpart executed by the Party against whom enforcement is sought.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     9.14 Facsimile Signatures. The manual signature of any Party to this Agreement that is transmitted to any other Party or counsel to any other Party by facsimile will be deemed for all purposes to be an original signature.
     9.15 BASIS OF BARGAIN. EACH PARTY RECOGNIZES AND AGREES THAT THE WARRANTY DISCLAIMERS AND LIABILITY AND REMEDY LIMITATIONS IN THIS AGREEMENT ARE MATERIAL, BARGAINED FOR BASES OF THIS AGREEMENT AND THAT THEY HAVE BEEN TAKEN INTO ACCOUNT AND REFLECTED N DETERMINING THE CONSIDERATION TO BE GIVEN BY EACH PARTY UNDER THIS AGREEMENT AND IN THE DECISION BY EACH PARTY TO ENTER INTO THIS AGREEMENT.
[signature page follows]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

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     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed in duplicate originals by its duly authorized representatives on the respective dates entered below

ENCORE MEDICAL, L.P.

By:	Encore Medical GP, Inc., its general partner

By:	/s/ Harry L. Zimmerman Harry L. Zimmerman Executive Vice-President—General Counsel

Date:	2/28/07
MAKO SURGICAL CORP.

By:	/s/ Maurice R. Ferré
Maurice R. Ferré, MD
President & Chief Executive Officer

Date:	2/28/07

EXHIBITS

Exhibit	A: Non-Disclosure Agreement

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY
Exhibit A
Non-Disclosure Agreement
[as attached]

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY
December 11, 2006
Exhibit A
CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT
     THIS CONFIDENTIALITY AND NON-DISCLOSURE AGREEMENT (“Agreement”) is made to be effective as of August 17, 2006, by and between (i) Encore Medical L.P., a Delaware limited partnership, which has a place of business at 9800 Metric Blvd., Austin, Texas 78758 (“COMPANY”), and (ii) MAKO Surgical Corp. a Delaware corporation which has a place of business at 2555 Davie Road, Ft. Lauderdale, Florida 33317 (“MAKO”) who, intending to be legally bound, hereby agree as follows:
RECITALS
     WHEREAS, representatives of MAKO and COMPANY wish to communicate for the propose of evaluating the prospect for future cooperation, subject to the parties’ agreement to hold the existence and substance of such communications in confidence in accordance with this Agreement; and
     WHEREAS, each party agrees to hold the substance and existence of communications between their representatives in confidence;
     NOW, THERE FORE, in consideration of the mutual promises contained herein, the parties agree as follows:
     1. This .Agreement shall apply to all information: (i) which the disclosing party designates as confidential, (ii) the receiving party should reasonably have known would be confidential from its nature or from the circumstances surrounding its disclosure, and (iii) disclosed by the parties to each other, including without limitation information related to product designs, capabilities, specifications, program code, data bases (business forms and documents), and information regarding regulatory and financial affairs, personnel, sales, commercial files, future technical business and marketing plans and product strategies, the identity of actual and potential partners, customers and suppliers, and other intellectual property (hereinafter referred to as “Proprietary Information”). Proprietary Information may be owned by MAKO or any affiliate thereof, COMPANY or any affiliate thereof, or by any third party which has disclosed such information to any of the foregoing subject to a nondisclosure obligation. Proprietary Information shall not include information which (a) was already known to the receiving party prior to disclosure by the other party, (b) is in or has entered the public domain through no breach of this Agreement or other wrongful act by the receiving party, (c) has been rightly received in good faith from a third party who is not under any obligation of confidentiality with respect to such information, (d) has been approved for release by written authorization of the disclosing party, or (e) is independently developed by a party without use of the other party’s Proprietary Information. MAKO and COMPANY hereby agree that any information which fails within the definition of Proprietary Information and which was disclosed prior to the signing of this Agreement shall be deemed to be included in and covered by the terms and conditions of this Agreement.
     2. MAKO and COMPANY understand and agree that each will be deemed to be in a fiduciary relationship of confidence with the other party regarding the confidentiality of the

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
LOI-MAKO & Encore

EXECUTION COPY
December 11, 2006
Proprietary Information. Each party acknowledges that the disclosure of the Proprietary Information, including but not limited to the existence of communications between the parties, or use of the Proprietary Information for any purpose other than the purposes identified herein could result in irreparable injury to the business and goodwill of the other party whether such disclosure occurs during the course of such communications or after their completion or abandonment. Accordingly, each party agrees that it will keep the Proprietary Information in strictest confidence and will not disclose the Proprietary Information to any third party. In addition, each party shall take all steps necessary to protect the Proprietary Information from unauthorized or inadvertent disclosure, including without limitation all steps such party takes to protect the confidentiality of its own proprietary information, but in no event less than ordinary degree of care. Notwithstanding the foregoing, the receiving party may disclose and grant access to the Proprietary Information only to those of its employees, agents and consultants, or the employees, agents and consultants of its affiliates or subsidiaries, who have a legitimate need to know the Proprietary Information for the purposes of this Agreement and who shall have agreed to abide by the terms and provisions of this Agreement.
     3. Except with the written consent of the disclosing party, neither party shall:
     (a) modify the disclosing party’s Proprietary Information;
     (b) disclose any part of the disclosing party’s Proprietary Information;
     (c) make any notes, sketches, drawings or photocopies, or other written or photographic records of the disclosing party’s Proprietary Information, except for such copies as may be reasonably required for the purpose of this Agreement; or
     (d) use or allow the use of the disclosing party’s Proprietary Information for any purpose other than those of this Agreement, including but not limited to developing, directly or indirectly, any product competing with or similar in functionality to any product marketed or developed by the disclosing party.
     4. In the event the receiving party is required by law, regulation, or court order to disclose any of the disclosing party’s Proprietary Information, the receiving party will promptly notify the disclosing party in writing prior to making any such disclosure in order to facilitate the disclosing party seeking a protective order or other appropriate remedy.
     5. Upon the completion or abandonment of the communications contemplated hereby, and in any event upon the written request of the disclosing party at any time, whether during the course of communications or after their completion or abandonment, each party shall immediately return to the other party all items of Proprietary Information and all copies thereof and shall destroy any notes or personal memoranda which include or make reference to the Proprietary Information.
     6. Each party shall be deemed the owner of all Proprietary Information disclosed by it to the other party hereunder; including without limitation all patent, copyright, trademark, trade secret and other proprietary rights and interests therein, and each party recognizes and agrees that

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
LOI-MAKO & Encore

EXECUTION COPY
December 11, 2006
nothing in this Agreement shall be construed as granting any rights, by license or otherwise, in or to any Proprietary Information. The disclosing party provides Proprietary Information without warranty of any kind, other than a warranty that it has the right to disclose the Proprietary Information and that the Proprietary Information is disclosed in good faith. Neither party makes, and each party hereby expressly disclaims, any warranty regarding the accuracy or completeness of the Proprietary Information.
     7. Each party hereby acknowledges that unauthorized disclosure, use or disposition of any Proprietary information would cause irreparable harm and significant injury to the other party which would be difficult to ascertain. Accordingly, each party agrees that the other party shall have the right to seek an immediate injunction against any breach, threatened breach or attempted breach of this Agreement, in addition to any other remedies that may be available at law or in equity. Each party agrees to promptly notify the other party in writing of any unauthorized use or disclosure of the other party’s Proprietary Information of which such party becomes aware and will provide reasonable assistance to the other party to bring about the cessation of such unauthorized use or disclosure.
     8. Each party further acknowledges and agrees that:
     (a) The termination of its communications with the other party shall not in any way affect the obligations set forth herein;
     (b) This Agreement and the obligations set forth herein shall expire five (5) years after the .date of last disclosure of Proprietary Information, provided however, that to the extent the Proprietary Information are trade secrets, the obligations will survive until such information is no longer treated as a trade secret by the disclosing party.
     (c) This Agreement constitutes the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and .contemporaneous agreements, understandings, negotiations and discussions between the parties, whether oral or written.
     (d) The validity, construction and performance of this Agreement shall be governed by and construed in accordance with the substantive law of the State of Delaware, without regard to conflicts of law provisions and any action or claims by or between any of the parties hereto concerning the Proprietary Information, whether asserted on the basis of contract, tort (including negligence and strict liability) or otherwise, shall be resolved exclusively under the law of such jurisdiction. If any provision of this Agreement. or the application of any such provision shall be held by a tribunal of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect to the maximum extent permissible.
     (e) This Agreement is not assignable or transferable in whole or in part without written consent of the other party. Any attempted assignment without such written consent shall be void and shall constitute a breach of this Agreement.
     (f) This Agreement may be signed in original or by fax in counterparts, each of which will be deemed to be an original, and the counterparts will together constitute one complete document.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
LOI-MAKO & Encore

EXECUTION COPY
December 11, 2006
     (g) Each of the undersigned signatories, executing on behalf of the respective party, hereby represents and warrants that (i) the execution and delivery of, and compliance with, this Agreement has been duly authorized by such party, (ii) such signatory has actual necessary legal authority to bind such party to the terrors of this Agreement, and (iii) this Agreement shall, by its terms, bind such party to the covenants set forth herein.

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
LOI-MAKO & Encore

EXECUTION COPY
December 11, 2006
     IN WITNESS WHEREOF, the parties hereto have executed this Confidentiality Agreement be effective as of the date first written above.

MAKO SURGICAL CORP.		ENCORE MEDICAL L.P.
BY: ENCORE MEDICAL GP, INC.
its general partner

By:	/s/ Maurice R. Ferré	By:	/s/ Jack Cahill
Name:	Maurice R. Ferré	Name:	Jack Cahill
Title:	President/CEO	Title:	President, Surgical Implant Div.
Date:	12-12-2006	Date:	12-14-06

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
LOI-MAKO & Encore

EXECUTION COPY
Schedule I
     Except for third-party expenses, during the first thirty days following the Effective Date, no charges shall be due and owing to ENCORE from MAKO for support or training up to a maximum of [***] ([***]) hours. Thereafter, ENCORE shall bill MAKO at a rate of [***] Dollars ($[***]) for each hour of support or training provided by ENCORE pursuant to the terms of the Agreement. Any third-party expenses, such as consulting surgeon services, shall be borne by MAKO at [***]% of the cost to ENCORE .

[***]	Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.